Registration No. 333-49347
                                                               ICA No. 811-08729

    As filed with the Securities and Exchange Commission on September 1, 1999


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933

                         Post-Effective Amendment No. 1

                                       and

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940

                                 Amendment No. 2

                           Millennium RHIM Funds, Inc.
                              400 Montgomery Street
                         San Francisco, California94104
                                 (650) 594-1600

                                Robert A. Dowlett
                           Millennium RHIM Funds, Inc.
                              400 Montgomery Street
                         San Francisco, California 94104

                                 With copies to:

                             Thomas R. Westle, Esq.
                             Spitzer & Feldman P.C.
                                 405 Park Avenue
                               New York, NY 10022

                               Max Berueffy, Esq.
                          American Data Services, Inc.
                           Hauppauge Corporate Center
                                150 Motor Parkway
                            Hauppauge, NY 11788-0132

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to Rule 485,paragraph (b)
[ ] on March 1, 1999 pursuant to Rule 485, paragraph (b)
[X] 60 days after filing pursuant to Rule 485, paragraph (a)(i)
[ ] on _____ pursuant to Rule 485, paragraph (a)(i)
[ ] 75 days after filing pursuant to Rule 485, parag (a)(ii)
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Millennium Growth Fund and Millennium Growth & Income Fund

                           MILLENNIUM RHIM FUNDS, INC.
                       REGISTRATION STATEMENT ON FORM N-1A

              Cross Reference Sheet for Items Required by Form N-1A


  ITEM NO.   CAPTION IN PROSPECTUS
  --------   ---------------------

     1       Front and Back cover pages
     2       Risk Return Summaries
     3       Fee Tables
     4       Investment Objectives, Strategies and Risks
     5       [included in annual report]
     6       Management
     7       Your Account; Other Information
     8       Your Account
     9       Financial Highlights


             CAPTION IN STATEMENT OF ADDITIONAL INFORMATION
             ----------------------------------------------

     10      Cover page
     11      General Information; Company History
     12      Investment Objective and Policies
     13      Management
     14      Fund Ownership; Appendix B - Table 4
     15      Management; The Advisor; Appendix B - Tables 1 and 2
     16      Portfolio Transactions and Brokerage;
             Appendix B - Table 3
     17      General Information
     18      Net Asset Value
     19      Taxation
     20      Management
     21      Performance Information; Appendix C
     22      Financial Statements

PROSPECTUS
November 1, 1999








                         THE MILLENNIUM RHIM FUNDS, INC.

                           THE MILLENNIUM GROWTH FUND

                       THE MILLENNIUM GROWTH & INCOME FUND




               Non-diversified mutual funds that seek to invest in
                 companies with the potential for above average
                               growth in earnings.

                  Shares of the Funds are offered to investors without any sales charges or Rule 12b-1 fees.








THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THE FUNDS SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS                                                           Page

RISK/RETURN SUMMARIES........................................................

The Millennium Growth Fund...................................................
         Performance and Volatility..........................................
         Investor Expenses...................................................

The Millennium Growth & Income Fund..........................................
         Performance and Volatility..........................................
         Investor Expenses...................................................

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS..................................
         The Millennium Growth Fund..........................................
         The Millennium Growth & Income Fund.................................

MANAGEMENT...................................................................

YOUR ACCOUNT.................................................................

How to Contact the Funds.....................................................
General Information..........................................................
When and How NAV Is Determined...............................................
How to Buy Shares of the Funds...............................................
How to Sell Shares of the Funds..............................................

OTHER INFORMATION............................................................
         Distributions.......................................................
         Taxes...............................................................

FINANCIAL HIGHLIGHTS.........................................................

RISK/RETURN SUMMARIES / THE MILLENNIUM GROWTH FUND

WHAT IS THE GROWTH FUND'S INVESTMENT OBJECTIVE?

The investment objective of the Growth Fund is growth of capital.

HOW DOES THE GROWTH FUND SEEK TO ACHIEVE ITS OBJECTIVE?

Millennium Capital Advisors, Inc. (the "Advisor") selects equity securities for the Growth Fund's portfolio that it believes are experiencing, or have the potential to experience, growth in earnings that exceed the average growth rate of companies within the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The Advisor will also consider the relationship between the price/earnings ratio of the security and its expected growth rate.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE GROWTH FUND?

The Fund is subject to the following principal investment risks:

-- STOCK MARKET VOLATILITY. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund is subject to the general risk that the value of the Fund's investments may decline if the stock markets perform poorly. There is a risk that the Fund's investments will underperform either the securities markets generally or particular segments of the securities markets.

-- "GROWTH INVESTING." "Growth" stocks can perform differently than the market as a whole and other types of stocks. The prices of growth stocks may increase or decrease significantly in response to unexpected earnings reports or other news about the company.

-- ISSUER SPECIFIC CHANGES. The value of an individual security can be more volatile, and can perform differently, than the market as a whole. The price of an individual issuer's securities can rise or fall dramatically in response to such things as better or worse than expected earnings reports, news about the development of a promising product, or the loss of key management personnel. There is also the risk that the Advisor's assessment of the growth potential of a specific security may prove incorrect.

-- NON-DIVERSIFICATION. The Fund is non-diversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers than a diversified mutual fund. As a result, poor performance of a particular security could have a more significant impact on the Fund's performance than it would on the performance of a diversified fund.

-- SMALL COMPANIES. The Growth Fund may invest a significant portion of its assets in companies with a market capitalization less than $500 million. Stocks of small companies are subject to more abrupt or erratic price movements than the stocks of larger companies. In addition, smaller companies usually do not pay significant dividends. Although income is not a primary goal of the Growth Fund, dividends tend to cushion returns in a falling market.

              YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND,
       OR THE FUND MAY NOT PERFORM AS WELL AS OTHER POSSIBLE INVESTMENTS.


WHO MAY WANT TO INVEST IN THE GROWTH FUND

You may want to purchase shares of the Fund if:

-- You are willing to tolerate significant changes in the value of your investment

--   You are pursuing a long-term goal

-- You are willing to accept higher short-term risk for potential long-term returns

The Fund may NOT be appropriate for you if:

--   You need regular income or stability of principal

--   You are pursuing a short-term goal or investing emergency reserves

PERFORMANCE AND VOLATILITY

The bar chart and table below show the performance of the Growth Fund during the last year. The information in the table gives some indication of the risk of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future.

The returns in the chart take into account the effect of fee waivers and expense reimbursements by the Advisor. If the fee waivers and expense reimbursement had not been in effect, the Fund's return would be lower than that shown.

                                 [GRAPH OMITTED]

                             MILLENNIUM GROWTH FUND
              TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 1998


                                   1998
                                  88.53%



The year to date return of the Growth Fund for the period ended June 30, 1999, was 19.17%. During the period shown in the bar chart, the highest return for a quarter was 54.94% (quarter ended 12-31-98) and the lowest return for a quarter was (10.10%) (quarter ended 9-30-98).

AVERAGE ANNUAL TOTAL RETURN (for the period ended December 31, 1998)

The returns in the following table include the effect of fee waivers and expense reimbursement by the Advisor. If those waivers and reimbursement had not been in effect, the return would have been lower than that shown.

                               Past 1 Year                 Life of the Fund

Millennium Growth Fund*           88.53%                        40.37%

S&P 500(R)Index**                 28.34%                        21.46%

*  The Fund commenced operations on July 16, 1997.
** The S&P 500(R) Index is an unmanaged index. Index returns assume reinvestment of dividends: unlike the Fund's return, however, they do not reflect any fees or expenses.


INVESTOR EXPENSES

The following tables describe the various fees and expenses that you will bear if you invest in the Fund.



SHAREHOLDER FEES (paid directly from your investments):                   None


ANNUAL FUND OPERATING EXPENSES:
(expenses that are deducted from Fund assets, as a percentage of net assets)

Management Fees                                                         0.95%(1)

Distribution and/or Service (Rule 12b-1) Fees                           0.00%

Other Expenses (2)                                                      0.50%

Total Fund Operating Expenses                                           1.45%(1)

EXAMPLE:

     THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

     THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THESE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COST WOULD BE:

     1 YEAR  $349      3 YEARS  $1062      5 YEARS  $1798        10 YEARS  $3738

------------------
(1) The Advisor has entered into an agreement with the Fund until October 31, 2000, to waive some or all of its advisory fees or reimburse certain expenses of the fund so that Total Operating Expenses will not exceed
     1.45% of its net assets. Absent such an agreement, the Fund's Other Expenses and Total Fund Operating Expenses would have been 2.51% and 3.46%, respectively, of its net assets.

(2) Other Expenses include, among other expenses, administrative, custody, transfer agency and shareholder servicing fees.

RISK/RETURN SUMMARIES / THE MILLENNIUM GROWTH & INCOME FUND

WHAT IS THE GROWTH & INCOME FUND'S INVESTMENT OBJECTIVE?

The investment objective of the Growth & Income Fund is to seek growth of capital and dividend income.

HOW DOES THE GROWTH & INCOME FUND SEEK TO ACHIEVE ITS OBJECTIVE?

The Advisor selects equity securities for the Growth & Income Fund's portfolio that it believes are experiencing, or have the potential to experience, growth in earnings that exceed the average growth rate of companies within the S&P 500 Index and that will provide dividend income. The Advisor will consider the relationship between the price/earnings ratio of the security and its expected growth rate. . What are the Principal Risks of Investing in the Growth & Income Fund?

The Fund is subject to the following principal investment risks:

-- STOCK MARKET VOLATILITY. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund is subject to the general risk that the value of the Fund's investments may decline if the stock markets perform poorly. There is a risk that a Fund's investments will underperform either the securities markets generally or particular segments of the securities markets.

-- "GROWTH INVESTING." "Growth" stocks can perform differently than the market as a whole and other types of stocks and can be more volatile than other types of stocks.

-- ISSUER SPECIFIC CHANGES. The value of an individual security can be more volatile, and can perform differently, than the market as a whole. The price of an individual issuer's securities can rise or fall dramatically in response to such things as better or worse than expected earnings reports, news about the development of a promising product, or the loss of key management personnel. There is also the risk that the Advisor's assessment of the growth potential of a specific security may prove incorrect.

-- NON-DIVERSIFICATION. The Fund is non-diversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers than a diversified mutual fund. As a result, poor performance of a particular security could have a more significant impact on the Fund's performance than it would on the performance of a diversified fund.

-- FOREIGN EXPOSURE. Foreign securities may be riskier than U.S. investments because of factors such as unstable political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, a lack of adequate information about a company, differences in government regulation and less liquid and more volatile markets.

              YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND,
       OR THE FUND MAY NOT PERFORM AS WELL AS OTHER POSSIBLE INVESTMENTS.


WHO MAY WANT TO INVEST IN THE GROWTH & INCOME FUND

You may want to purchase shares of the Fund if:

--   You are willing to tolerate fluctuations in the value of your investment

--   You are seeking income in addition to growth of your investment

--   You are pursuing a long-term goal

-- You are willing to accept higher short-term risk for potential long-term returns

The Fund may NOT be appropriate for you if:

--   You need stability of principal

--   You are pursuing a short-term goal or investing emergency reserves

PERFORMANCE AND VOLATILITY

The table below compares the performance of the Growth & Income Fund to the S&P 500(R) Index, a commonly accepted broad measure of stock market performance. By doing so, the table gives some indication of the risk of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future.

The returns in the following table take into account the effect of fee waivers and expense reimbursements by the Advisor. If the fee waivers and expense reimbursement had not been in effect, the Fund's return would be lower than that shown.

AVERAGE ANNUAL TOTAL RETURN (for the period ended December 31, 1998)

                                               Life of the Fund
                                               ----------------

Millennium Growth & Income Fund*
                                                    26.34%

S&P 500(R)Index**                                    9.15%

*  The Fund commenced operations on June 26, 1998.
** The S&P 500(R) Index is an unmanaged index. Index returns assume reinvestment of dividends: unlike the Fund's return, however, they do not reflect any fees or expenses.

The year to date return of the Growth & Income Fund for the period ended June 30, 1999, was 11.44%. During calendar year 1998, the Fund's highest return for a quarter was 34.97% (quarter ended 12-31-98) and the lowest return for a quarter was (6.40)% (quarter ended 9-30-98).

INVESTOR EXPENSES

The following tables describe the various fees and expenses that you will bear if you invest in the Fund.

SHAREHOLDER FEES (paid None directly from your investments):

ANNUAL FUND OPERATING EXPENSES:
(expenses that are deducted from Fund assets,
as a percentage of net assets)                                      None

Management Fees                                                     0.95%(3)

Distribution and/or Service (Rule 12b-1) Fees                       0.00%

Other Expenses (4)                                                  0.50%

Total Fund Operating Expenses                                       1.45%(1)


EXAMPLE:

     THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

     THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THESE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COST WOULD BE:

     1 Year  $227    3 Years $700         5 Years $1200      10 Years $2575


--------------------

(1) The Advisor has entered into an agreement with the Fund until October 31, 2000, to waive some or all of its advisory fees or reimburse certain expenses of the fund so that Total Operating Expenses will not exceed
     1.45% of its net assets. Absent such an agreement, the Fund's Other Expenses and Total Fund Operating Expenses would have been 2.51% and 3.46%, respectively, of its net assets.

(2) Other Expenses include, among other expenses, administrative, custody, transfer agency and shareholder servicing fees.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS - MILLENNIUM GROWTH FUND

This section of the prospectus describes the investment objective of the Growth Fund, how the Advisor tries to achieve that objective, and the principal risks of investing in the Fund.

WHAT IS THE GROWTH FUND'S INVESTMENT OBJECTIVE? The investment objective of the Growth Fund is to seek growth of capital. The Fund's investment objective is fundamental and may not be changed without shareholder approval.

HOW DOES THE FUND TRY TO ACHIEVE ITS INVESTMENT OBJECTIVE?

Under normal market conditions, the Growth Fund will invest at least 85% of its total assets in common stocks and securities having the characteristics of common stocks, such as convertible securities, rights and warrants.

The Fund invests in small, medium and large companies. The size of a company is measured by its "market capitalization." The market capitalization of a company is the price of a share of the company's stock multiplied by the number of shares of stock it has outstanding. As of June 30, 1999, approximately xx% of the Growth Fund's portfolio was invested in small companies. A company is considered small if its market capitalization is less than $500 million at the time of investment. The Fund could invest up to two-thirds of its assets in stocks of small companies, but will not invest in companies with a market capitalization less than $25 million.

In seeking investments for the Fund, the Advisor's primary emphasis is on evaluating a company's management, growth prospects, business operations, competitive forces, revenues, earnings, cash flow and balance sheet in relation to its share price. The Advisor may select stocks that it believes offer substantial growth in any or all of the above criteria and/or stocks that it believes are undervalued relative to its current price.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS - MILLENNIUM GROWTH & INCOME FUND

WHAT IS THE GROWTH & INCOME FUND'S INVESTMENT OBJECTIVE? The investment objective of the Growth & Income Fund is to seek growth of capital and dividend income. The Fund's investment objective is fundamental and may not be changed without shareholder approval.

HOW DOES THE FUND TRY TO ACHIEVE ITS INVESTMENT OBJECTIVE?

Under normal market conditions, the Growth & Income Fund will invest at least 85% of its total assets in common stocks and securities having the characteristics of common stocks, such as convertible securities, rights and warrants.

The Fund invests in small, medium and large companies. The size of a company is measured by its "market capitalization." The market capitalization of a company is the price of a share of the company's stock multiplied by the number of shares of stock it has outstanding.

A company is considered small if it has a market capitalization of less than $500 million at the time of investment. The Fund invests no more than 20% of its assets in small companies and does not invest in companies with a market capitalization less than $25 million.

In seeking investments for the Fund, the Advisor looks for companies with growth potential and that provide dividend income. Before investing, the Advisor evaluates a company's management, growth prospects, business operations, competitive forces, revenues, earnings, cash flow and balance sheet in relation to its share price. The Advisor may select stocks that it believes offer substantial growth in any or all of the above criteria and/or stocks that it believes are undervalued relative to its current price.


MORE INFORMATION ABOUT INVESTMENTS AND RISKS


OPTIONS ON SECURITIES AND SECURITIES INDICES. Each Fund may purchase or write
(sell) put and call options on securities and financial indices. These are instruments that give the Fund the right to buy or sell a particular security, such as a stock or group of stocks in the future at a pre-determined price. The Advisor may use these options strategies for a variety of reasons: to hedge against the risk of fluctuations in the prices of securities that a Fund holds or may purchase; as an efficient means to adjust a Fund's overall exposure to certain markets; in an effort to enhance income; as a cash management tool, or to protect the value of a Fund's portfolio securities.

There is no assurance that the Advisor will be able to hedge successfully. A Fund's ability to use these instruments successfully will depend on the Advisor's ability to predict accurately movements in the prices of securities, interest rates and the securities markets. The prices of options can be very volatile. Investing for hedging purposes may result in certain transaction costs, which may reduce the Fund's total return.

LENDING SECURITIES. Each Fund may lend its portfolio securities to brokers, dealers or other financial institutions. Neither Fund may loan more than one-third of its total assets. The principal risk of securities lending is that the institution borrowing the securities may become insolvent. In this event, the Fund could experience delays in recovering its securities and possibly capital losses.

SHORT SELLING. Each Fund may sell securities short by borrowing securities it does not own and selling them. A Fund is then obligated to replace the securities borrowed by purchasing them at the market price at the time of replacement. If the securities sold short increase in value between the time of sale and the time a Fund purchases them, the Fund will incur a loss. On the other hand, if the securities decline in value, a Fund may repurchase them at a lower price and realize a profit.

BORROWING MONEY. Each Fund may borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for "leverage," in other words, so that the Fund may purchase additional securities. Each Fund may borrow up to one-third of its total assets. The use of leverage involves special risk considerations that may not be associated with other funds having similar objectives and policies. Because substantially all of each Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the loan agreement, the net asset value per share of each Fund will tend to increase more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

SMALL COMPANIES. Each Fund may invest a significant portion of its assets in small companies with a market capitalization less than $500 million. Investing in small companies involves greater risk than is customarily associated with more established companies. Stocks of small companies are subject to more abrupt or erratic price movements than the stocks of larger companies. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market. To the extent that either Fund does invest in small capitalization stocks, there is the risk that its portfolio will be less marketable and may be subject to greater fluctuations in price than a portfolio holding stocks of larger issuers. Small capitalization stocks often pay no dividends, but income is not a primary goal of the Growth Fund.

PORTFOLIO TURNOVER. The Funds generally do not trade in securities for short-term profits, but, when circumstances warrant, may buy or sell securities without regard to the length of time held. In general, the higher the volume of buying and sell, the greater the impact of brokerage commissions and other transaction costs on a fund's return. Also, the greater the portfolio turnover rate, the more likely it is that a fund will generate capital gains that must be distributed to shareholders as income subject to taxation. The average portfolio turnover rate for domestic stock funds is approximately 85% according to Morningstar Inc. The portfolio turnover rates for the fiscal year ending June 30, 1999 for the Growth Fund and the Growth & Income Fund were 984.07% and 578.98%, respectively.

CASH POSITIONS AND DEFENSIVE STRATEGIES. At times, each Fund may employ temporary defensive strategies in response to unfavorable economic, market, political or other conditions. At such times, the Fund may increase its cash reserves without limit by holding high quality, short-term debt securities and money market instruments and by entering into repurchase agreements. These investments are inconsistent with the Fund's primary investment strategies. As a result during these periods, the Fund may not achieve its objective.

YEAR 2000. The Fund's operations depend on the uninterrupted functioning of computer systems in the financial service industry, including those of the Advisor, Administrator, Custodian, Distributor and Transfer Agent. In the past, certain computer systems were programmed to use just two digits to identify a year. For example, the year "1995," would be identified as "95." If these programs are not changed, they could misinterpret dates occurring after December 31, 1999. This could adversely affect the Fund's operations, including pricing of the Fund's shares, the Fund's portfolio trades, and services offered to shareholders.

The Fund's Advisor and Administrator are addressing this Year 2000 issue and its possible impact on their systems. The Fund's other service providers have informed the Fund that they are taking similar measures. There is no assurance, however, that a systems failure will have no adverse impact on the Fund.

In addition, the issuers of securities that the Fund owns could have Year 2000 computer problems. These problems could negatively affect the value of their securities, which in turn could have an effect on the Fund's performance. An issuer's Year 2000 readiness is only one of many factors the Advisor may consider when making investment decisions, and other factors may receive greater weight.

MANAGEMENT

The business of the Fund is managed under the direction of the Board of Directors (the "Board"). The Board formulates the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices, and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Fund's executive officers, may be found in the SAI.

THE ADVISOR

The Fund's investment advisor is Millennium Capital Advisors, Inc. (the "Advisor"), 400 Montgomery Street, Suite 800, San Francisco, California 94104. Subject to the general control of the Board, the Advisor makes investment decisions for the Fund. For its services, the Advisor receives an advisory fee at an annual rate of 0.95% of the average daily net assets of the Fund.

The Advisor, acting through its advisory affiliate, Ridgeway Helms Securities Corporation, has provided brokerage and asset management services to individuals and institutional investors since July 1995. The Advisor was organized under the laws of the State of California and registered as an investment advisor with the Securities and Exchange Commission in 1995.

PORTFOLIO MANAGER

Robert A. Dowlett is principally responsible for managing each Fund's portfolio. Mr. Dowlett is the President of the Advisor and has been active in the investment field professionally since 1992. Before founding the Advisor, he was a financial consultant and guided portfolio manager with Smith Barney Inc.

ADMINISTRATOR

American Data Services, Inc. ("ADS"), The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788, provides all administrative services necessary for the Fund, subject to the supervision of the Board.. As of [date] 1999, ADS provided administrative, fund accounting and stock transfer services to retail and institutional mutual funds with approximately $6 billion of total assets through its offices in New York, Denver, Tampa and Los Angeles.

DISTRIBUTOR

Ridgeway Helms Securities Corporation (the "Distributor"), 400 Montgomery Street, Suite 800, San Francisco, California 94104, an affiliate of the Advisor, is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. The Distributor acts as the agent of the Fund in connection with the offering of shares of the Fund. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares and may, at its own expense, compensate persons who provide services in connection with the sale or expected sale of shares of the Fund.

YOUR ACCOUNT

HOW TO CONTACT THE FUNDS

For more information about a Fund or your account, you may write to us at:

         Millennium RHIM Funds
         c/o American Data Services, Inc.
         P.O. Box 5536
         Hauppauge, NY 11788-0132

Or you may call us toll free at (800) 535-9169.

GENERAL INFORMATION

You pay no sales charge to buy or sell (redeem) shares of the Funds. You may buy or redeem shares at the net asset value per share, or NAV, next calculated after the Transfer Agent receives your request in proper form. For instance, if the Transfer Agent receives your purchase request in proper form before 4 p.m., your transaction will be priced at that day's NAV. If the Transfer Agent receives your purchase request after 4 p.m., your transaction will be priced at the next day's NAV. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

The Funds do not issue share certificates.

You will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmation.

During unusual market conditions, each Fund may temporarily suspend or discontinue any service or privilege.

WHEN AND HOW NAV IS DETERMINED

Each Fund calculates its net asset value ("NAV") as of the close of the New York Stock Exchange (normally 4:00 p.m., eastern time) on each weekday except days when the New York Stock Exchange is closed. The time at which NAV is calculated may be changed in case of an emergency or if the New York Stock Exchange closes early. Each Fund's NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting all liabilities and then dividing the result (net assets) by the number of shares outstanding. The Funds value securities for which market quotations are readily available at current market value. If market quotations are not readily available, then securities are valued at fair value, as determined by the Board.

HOW TO BUY SHARES OF THE FUNDS

TYPES OF ACCOUNTS

If you are making an initial investment in a Fund, you will need to open one of the following types of accounts.

INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT ACCOUNTS. Individual and sole proprietorship accounts are owned by one person, while joint accounts can have two or more owners. Each individual owner of a joint account may give instructions on purchase, and redemptions without notice to the other owner. Account Applications and written instructions to a Fund, or requests for transactions that require a signature guarantee, must be signed by both owners exactly as their names appear on the account.

UNIFORM GIFT OR TRANSFER TO A MINOR ACCOUNTS (UGMA, UTMA). Depending on the laws of your state, you can set up a custodial account under the Uniform Gift (or Transfers) to Minors Act. These custodial accounts provide a way to give money to a child and obtain tax benefits. You can give up to the Uniform Transfers to Minors Act $10,000 a year per child without paying Federal gift tax. To open a UGMA or UTMA account, you must include the minor's social security number on the application and the custodian, or trustee, of the UGMA or UTMA must sign instructions in a manner indicating trustee capacity.

CORPORATE AND PARTNERSHIP ACCOUNTS. To open a corporate or partnership account, or to send instructions to a Fund, the following documents are required:

     For corporations, a corporate resolution signed by an authorized person with a signature guarantee.

     For partnerships, a certification for a partnership agreement, or the pages from the partnership agreement that identify the general partners.

An authorized officer of the corporation or other legal entity must sign the application.

TRUST ACCOUNTS. The trust must be established before you can open a trust account. To open the account you must include the name of each trustee, the name of the trust and provide a certification for trust, or the pages from the trust document that identify the trustees.

RETIREMENT ACCOUNTS. The Fund offers IRA accounts, including traditional and Roth IRAs. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax Advisor. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

BY TELEPHONE

To open an account by telephone, call (800) 535-9169 to obtain an account number and instructions. We will take the information necessary to open your account, including social security or tax identification number, over the phone.

After you have obtained an account number, you may purchase shares of a Fund by wiring federal funds. The Fund will charge you a $10.00 wire fee. Your bank may also charge a wire fee. You should instruct your bank to wire funds to:

          Union Bank of California, N.A.
          ABA # 122000496
          for credit to The Millennium (insert name) Fund DDA # 486479777 for further credit to [your name and account number]

You will then need to mail a signed account application to:

         Millennium RHIM Funds
         c/o American Data Services, Inc.
         P.O. Box 5786
         Hauppauge, NY 11788-0786


BY MAIL

You may also open an account by mailing a completed and signed account application, together with a check, to:

         Millennium RHIM Funds
         c/o American Data Services, Inc.
         P.O. Box 5786
         Hauppauge, NY 11788-0786


AUTOMATIC INVESTMENT PLANS

You may invest a specified amount of money in a Fund once or twice a month on specified dates. These payments are taken from your bank account by automated clearinghouse payment ("ACH"). Automatic investments must be for at least $100. There is no charge for this service.

To open an Automatic Investment Plan account ("AIP"), call or write to us to request an "Automatic Investment" form. Complete and sign the form, and return it to us together with a voided check for the account from which payments will be made.

PURCHASES THROUGH THIRD PARTIES

You may be able to invest in shares of a Fund through a broker or other financial institution, if the dealer has made arrangements with the Distributor. If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund. Banks, brokers, retirement plans and financial advisors may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.


HOW TO PAY FOR YOUR PURCHASE OF SHARES

You may purchase shares of a Fund by check, automated clearinghouse ("ACH") payment, or wire. All payments must be in U.S. dollars.

CHECKS. All checks must be drawn on U.S. banks and made payable to "Millennium [name of fund]." No other method of check payment is acceptable (for instance, you may not pay by travelers check).

ACH PAYMENTS. Instruct your financial institution to make an ACH (automated clearinghouse) payment to us. These payments typically take two days. Your financial institution may charge you a fee for this service.

WIRES. Instruct your financial institution to make a Federal funds wire payment to us. The Funds' charge a $10.00 fee for receipt of a wire. Your financial institution may also charge you a fee for this service.

INVESTMENT MINIMUMS

Each Fund accepts investments in the following minimum amounts:
                                              MINIMUM            MINIMUM
                                              INITIAL           SUBSEQUENT
TYPE OF ACCOUNT                              INVESTMENT         INVESTMENT
---------------                              ----------         ----------

Individual, Sole proprietorship or
Joint accounts                                  $2500            $100

Corporate, partnership or trust
accounts                                        $2500            $100

Uniform  Gift  or  Transfer  to a Minor
Accounts (UGMA, UTMA)                           $1000            $100

Individual Retirement Accounts (IRA)            $1000            $100

Automatic Investment Plans                      $1000            $100


EXCHANGE PRIVILEGES

You may exchange your shares of the Growth Fund or the Growth & Income Fund (in amounts of $1,000 or more) for shares of the other Fund. For more information, call the Shareholder Servicing Agent at (800) 535-9169.

LIMITATIONS ON PURCHASES

The Fund reserves the right to refuse any purchase request, particularly requests that could adversely affect the Fund or its operations. This includes those from any individual or group who, in a Fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the Fund within a calendar year).

CANCELED OR FAILED PAYMENTS

The Fund accepts checks and ACH transfers at full value subject to collection. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the Transfer Agent, and the Fund may redeem other shares you own in the account as reimbursement. Each Fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

HOW TO REDEEM SHARES OF THE FUNDS

The Fund processes redemption orders promptly. Your shares will be redeemed at the NAV next determined after we receive your redemption request in good order.

You will generally receive redemption proceeds within a week. Delays may occur in cases of very large redemptions, excessive trading or during unusual market conditions. If a Fund has not yet collected payment for the shares you are selling, however, it may delay sending redemption proceeds for up to 15 calendar days.

BY MAIL

To redeem shares by mail, prepare a written request including:

--   Your name(s) and signature(s)

--   The name of the Fund, and your account number

--   The dollar amount or number of shares you want to redeem

--   How and where to send your proceeds

-- A signature guarantee, if required (see "Signature Guarantee Requirements" below) o Any other required documentation, such as corporate resolutions or trust documents

Mail your request and documentation to

         Millennium RHIM Funds
         c/o American Data Services, Inc.
         P.O. Box 5786
         Hauppauge, NY 11788-0786

BY WIRE

You may only request payment of your redemption proceeds by wire if you have previously elected wire redemption privileges on your account application or a separate form.

Wire requests are only available if your redemption is for $1,000 or more. If there are any wire charges, they will be deducted from the proceeds of your redemption. Telephone redemptions are not available for IRA accounts.

To request a wire redemption, mail us your request (see "By Mail"), or call us with your request. If you wish to make your wire request by telephone, however, you must have previously elected telephone redemption privileges.

BY TELEPHONE

We accept redemption requests by telephone only if you have elected telephone redemption privileges on your account application or a separate form.

To redeem shares by telephone, call us with your request. You will need to provide your account number and the exact name(s) in which the account is registered. We may also require a password or additional forms of identification.

Your proceeds will be mailed to you or wired to you (if you have elected wire redemption privileges - see "By Wire" above)

Telephone redemptions are easy and convenient, but this account option involves a risk of loss from unauthorized or fraudulent transactions. We will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and by reviewing immediately any account statement and transaction confirmations that you receive. Neither the Funds nor the Transfer Agent will be responsible for any losses to due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity.

AUTOMATIC REDEMPTION

If you own shares of a Fund with an aggregated value of at least $10,000, you may request a specified amount of money from your account once a month or once a quarter on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Automatic redemptions must be for at least $50.

To set up periodic redemptions automatically, call or write us for an "Automatic Redemption" form. You should complete the form and mail it to us with a voided check for the account into which you would like the redemption proceeds deposited.

REDEMPTIONS THROUGH THIRD PARTIES

If you hold shares through a broker or other financial institution, you will have to redeem your shares through that financial institution. The net asset value you receive will be the next calculated after receipt of the order from the dealer. Consult a representative of your financial institution or retirement plan for further information.

SIGNATURE GUARANTEE REQUIREMENTS

To protect you and the Funds against fraud, signatures on certain requests must have a "signature guarantee." For requests made in writing a signature guarantee is required for any of the following:

--   Redemption of over $5,000 worth of shares

--   Changes to a shareholder's record name or address

-- Redemption from an account for which the address or account registration has changed within the last 30 days

-- Sending proceeds to any person, address, brokerage firm or bank account not on record

-- Sending proceeds to an account with a different registration (name or ownership) from yours

-- Changes to automatic investment or redemption programs, distribution options, telephone or wire redemption privileges, any other election in connection with your account. A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public.

SMALL ACCOUNTS

If the value of your account in a Fund falls below $500 (not including IRAs), the Fund may ask you to increase your balance. If the account value is still below $500 after 30 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

REDEMPTION IN KIND

Each Fund reserves the right to make redemptions "in kind" -- payment of redemption proceeds in portfolio securities rather than cash -- if the amount requested is large enough to affect Fund operations (for example, if the amount of the redemption is the greater of $250,000 or 1% of the Fund's assets).

LOST ACCOUNTS

The Transfer Agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable, unless the Transfer Agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

OTHER INFORMATION

DISTRIBUTIONS

Each Fund distributes its net investment income, if any, semi-annually. Any net capital gain realized by the Fund will be distributed at least annually. All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

TAXES ON DISTRIBUTIONS. Each Fund operates in a manner such that it will not be liable for Federal income or excise tax. Distributions of net investment income or short-term capital gain are taxable to you as ordinary income. Distributions of long-term capital gain are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local taxes.

Each Fund will mail reports containing information about the Fund's distributions during the year to you after December 31 of each year. Consult your tax Advisor about the Federal, state and local tax consequences in your particular circumstances.

TAXES ON REDEMPTIONS OF SHARES. The sale of Fund shares is a taxable transaction for Federal income tax purposes. Your taxable gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should keep your account statement so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain or loss.

"BUYING A DIVIDEND." All distributions reduce the net asset value of a Fund's shares by the amount of the distribution. Unless your investment is in a tax-deferred account, you may wish to avoid buying shares of the Fund shortly before a distribution. If you do, you will pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution.

TAX WITHHOLDING. A Fund may be required to withhold U.S. federal income tax at the rate of 31 percent from all taxable distributions and form proceeds from certain sales payable to shareholders who fail to provide the Fund with their correct taxpayers identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Any such withheld amounts may be credited against the shareholder's U.S. federal income tax liability.

ORGANIZATION

The Millennium Growth Fund and the Millennium Growth & Income Fund are separate series of The Millennium RHIM Funds, Inc., an open-end registered management investment company incorporated under the laws of the State of Maryland. It is not intended that meetings of shareholders be held except when required by Federal or Maryland law and all shareholders of a Fund are entitled to vote at shareholders' meetings. From time to time, large shareholders may control a Fund.

FINANCIAL HIGHLIGHTS


The following table is intended to help you understand the financial performance of the Millennium Growth and the Millennium Growth & Income Funds since they commenced operations. Total return in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all distributions). This information has been audited by [Name of Auditors]. The Fund's financial statements and the auditor's report are included in the Annual Report, which is available upon request, without charge.


MILLENNIUM GROWTH FUND

                                                        1999        1998*
                                                        ----        -----
SELECTED DATA FOR A SINGLE SHARE                    $   11.78    $   10.00
Beginning Net Asset Value
Income From Investment Operations

         Net investment income                         (0.15)        (0.07)

         Net gain (loss) on securities
          (realized and unrealized)                     7.50          1.85

Total From Investment Operations                        7.35          1.78


Less Distributions

         From net investment income                     0.00          0.00

         In excess of net investment income             0.00          0.00

         From capital gain                             (2.72)         0.00

         In excess of net capital gain                  0.00          0.00

         Return of capital                              0.00          0.00
Total Distributions                                    (2.72)         0.00
Ending Net Asset Value                             $   16.41     $   11.78

OTHER INFORMATION
Ratios to Average Net Assets:
                                                        1.45%         1.45%***
         Expenses
                                                        3.46%         2.48%***
         Expenses (gross) **
                                                       (0.85%)       (0.87%)***
         Net investment income
Total Return                                           65.99%        17.80%
Portfolio Turnover Rate                               984.07%       110.76%
Net Assets at End of Period (in thousands)         $   8,459     $   9,869

*    The Fund commenced operations on July 16, 1997.
** Reflects expense ratio in the absence of fee waivers and expense reimbursements by the Fund's Advisor.
***  Annualized.



MILLENNIUM GROWTH & INCOME FUND

                                                      1999          1998*
                                                      ----          -----
SELECTED DATA FOR A SINGLE SHARE
Beginning Net Asset Value                          $   10.00     $   10.00
Income From Investment Operations

         Net investment income                         (0.06)         0.00

         Net gain (loss) on securities
          (realized and unrealized)                     4.12          0.00

Total From Investment Operations                        4.06          0.00


Less Distributions

         From net investment income                     0.00          0.00

         In excess of net investment income             0.00          0.00

         From capital gain                             (0.23)         0.00

         In excess of net capital gain                  0.00          0.00

         Return of capital                              0.00          0.00
Total Distributions                                    (0.23)         0.00
Ending Net Asset Value                             $   13.83     $   10.00

OTHER INFORMATION
Ratios to Average Net Assets:
                                                        1.45%         1.45%***
         Expenses
                                                        2.24%         5.31%***
         Expenses (gross) **
                                                       (0.47%)       (1.45%)***
         Net investment income
Total Return                                           40.79%         0.00%
Portfolio Turnover Rate                               578.98%         0.00%
Net Assets at End of Period (in thousands)         $   8,781     $   1,172

*    The Fund commenced operations on June 26, 1998.
** Reflects expense ratio in the absence of fee waivers and expense reimbursements by the Fund's Advisor.
***  Annualized.

FOR MORE INFORMATION

The following documents are available free upon request:

         ANNUAL/SEMI-ANNUAL REPORTS. Additional information about each Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

         STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI provides more detailed information about the Funds and is incorporated by reference into this Prospectus.

You can get free copies of both reports and the SAI, request other information and discuss your questions about a Fund by contacting the Fund at:

         The Millennium RHIM Funds
         c/o  American Data Services, Inc.
         P.O. Box 5536
         Hauppauge, New York 11788-0786
         1-800-535-9169

You can also review the Funds' reports and SAI by visiting the Public Reference Room of the Securities and Exchange Commission at 450 Fifth Street, NW, Washington, DC 20549. You may also obtain copies, for a fee, by writing to the Public Reference Room at this address, or by calling 800-SEC-0330.

You may also download a free, text-only version from the Commission's Internet website at www.sec.gov.










The Millennium RHIM Fund's Investment Company Act File number is 811-08729.

                         THE MILLENNIUM RHIM FUNDS, INC.

                           THE MILLENNIUM GROWTH FUND
                       THE MILLENNIUM GROWTH & INCOME FUND


                       Statement of Additional Information

                             Dated November 1, 1999

This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the prospectus dated November 1, 1999, as amended from time to time, of The Millennium Growth Fund (the "Growth Fund") and The Millennium Growth & Income Fund (the "Growth & Income Fund") ( collectively, the "Funds"), each a series of The Millennium RHIM Funds, Inc. (the "Company").

The financial statements for the Funds for the year ended June 30, 1999, included in the Annual Report to shareholders, are incorporated into this SAI by reference. You may obtain copies of the prospectus and annual report by writing the Company at 400 Montgomery Street, San Francisco, California 94104; or by calling (800) 535-9169.




                          TABLE OF CONTENTS

                                          Page     Cross-reference to section in
                                                   the prospectus


Investment Objective and Policies..........        Risk/Return Summaries;
                                                   Investment Objectives,
                                                   Strategies and Risks

Management.................................        Management

Portfolio Transactions and Brokerage.......        Not Applicable

Net Asset Value............................        Your Account

Taxation  .................................        Other Information

Performance Information....................        Risk/Return Summaries -
                                                   Performance and Volatility

General Information........................        Not Applicable

Financial Statements.......................        Not Applicable

Appendix A (Description of Debt Ratings)...        Not Applicable

Appendix B (Miscellaneous Tables)..........        Management

Appendix C (Performance Data)..............        Risk/Return Summaries -
                                                   Performance and Volatility

                        INVESTMENT OBJECTIVE AND POLICIES

           The Millennium RHIM Funds, Inc. (the "Company") is registered as an open-end management investment company under the Investment Company Act of 1940. The Millennium Growth Fund and the Millennium Growth & Income Funds are each diversified series of the Company. They are currently the only series of the Company.

           The investment objective of the Growth Fund is growth of capital. The investment objective of the Growth & Income Fund is growth of capital and dividend income. There is no assurance that either Fund will achieve its objective. The discussion below supplements information contained in the prospectus as to investment policies of each Fund.

CONVERTIBLE SECURITIES AND WARRANTS

           Each Fund may invest in convertible securities and warrants. A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

           A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

SHORT-TERM INVESTMENTS

           Each Fund may invest in any of the following securities and instruments:

           BANK CERTIFICATES OR DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. A Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by a Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" below. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

           Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

           As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

           In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objective and policies stated above and in its prospectus, each Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

           SAVINGS ASSOCIATION OBLIGATIONS. Each Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

           COMMERCIAL PAPER, SHORT-TERM NOTES AND OTHER CORPORATE OBLIGATIONS. Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

           Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by S&P, "Prime-1" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in the Appendix attached hereto.

           Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, a Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

GOVERNMENT OBLIGATIONS

           Each Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.

           Each of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

           The Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to meet such conditions could result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debt in a timely manner.

FOREIGN INVESTMENTS AND CURRENCIES

           Each Fund may invest in securities of foreign issuers, provided that they are publicly traded in the United States.

           DEPOSITARY RECEIPTS. Depositary Receipts ("DRs") include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other forms of depositary receipts. DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

           RISKS OF INVESTING IN FOREIGN SECURITIES. Investments in foreign securities involve certain inherent risks, including the following:

           POLITICAL AND ECONOMIC FACTORS. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

           CURRENCY FLUCTUATIONS. Each Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's assets denominated in that currency. Such changes will also affect a Fund's income. The value of a Fund's assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

           TAXES. The interest and dividends payable on certain of a Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders.

OPTIONS ON SECURITIES

           PURCHASING PUT AND CALL OPTIONS. Each Fund may purchase covered "put" and "call" options with respect to securities which are otherwise eligible for purchase by the Fund subject to certain restrictions. Each Fund will engage in trading of such derivative securities exclusively for hedging purposes.

           If a Fund purchases a put option, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio nvestment strategy when the Advisor perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a security which it feels has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

           If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit the Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

           Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which the Advisor believes there is an active secondary market to facilitate closing transactions.

           WRITING CALL OPTIONS. Each Fund may write covered call options. A call option is "covered" if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

           Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

           A Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. A Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

           RISKS OF INVESTING IN OPTIONS. There are several risks associated with transactions in options on securities. Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

           A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

           DEALER OPTIONS. Each Fund will engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

           Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While each Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

           The Staff of the Securities and Exchange Commission (the "Commission") has taken the position that purchased dealer options are illiquid securities. Each Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, each Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, each Fund will change its treatment of such instruments accordingly.

           SPREAD TRANSACTIONS. Each Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

REPURCHASE AGREEMENTS

           Each Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Advisor, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, a Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause a Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS

           Each Fund may purchase securities on a "when-issued," forward commitment or delayed settlement basis. In this event, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

           Each Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objective. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Advisor to manage it may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

           Each Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases a Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

           The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

SHORT SALES

           Each Fund is authorized to make short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales "against the box") and to make short sales of securities which it does not own or have the right to acquire.

           In a short sale that is not "against the box," a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, a Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which a Fund has a short position can range from one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Fund is required to pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, each Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

           Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

           If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

           A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Advisor believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

ILLIQUID SECURITIES

           Each Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Advisor will monitor the amount of illiquid securities in each Fund's portfolio, under the supervision of the Company's Board of Directors, to ensure compliance with the Fund's investment restrictions.

           Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

           In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Company's Board of Directors may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

RISKS OF INVESTING IN SMALL COMPANIES

           As stated in the prospectus, each Fund may purchase securities of companies with market capitalization as low as $25 million. Additional risks of such investments include the markets on which such securities are frequently traded. In many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. Investors should be aware that, based on the foregoing factors, an investment in each Fund may be subject to greater price fluctuations than an investment in a fund that invests exclusively in larger, more established companies. The Advisor's research efforts may also play a greater role in selecting securities for each Fund than in a fund that invests in larger, more established companies.

INVESTMENT RESTRICTIONS

           The Company (on behalf of each Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the 1940 Act, of the outstanding voting securities of a Fund. Under the 1940 Act, the "vote of the holders of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

           As a matter of fundamental policy, each Fund is non-diversified. Each Fund's investment objective is also fundamental.

           In addition, each Fund may not:

           1. Issue senior securities, borrow money or pledge its assets, except that (i) a Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit a Fund from engaging in options transactions or short sales;

           2. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions and except that a Fund may borrow money from banks to purchase securities;

           3. Act as underwriter (except to the extent a Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

           4. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities);

           5. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although a Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

           6. Purchase or sell commodities or commodity futures contracts, except that a Fund may purchase and sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission;

           7. Make loans of money (except for purchases of debt securities consistent with the investment policies of a Fund and except for repurchase agreements); or

           8. Make investments for the purpose of exercising control or management.

           Each Fund also observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

           Each Fund may not:

           1. Invest in the securities of other investment companies or purchase any other investment company's voting securities or make any other investment in other investment companies except to the extent permitted by federal law; or

           2. Invest more than 15% of its assets in securities which are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities which are determined by the Board of Directors to be liquid).

                                   MANAGEMENT

           The overall management of the business and affairs of the Company is vested with its Board of Directors. The Board approves all significant agreements between the Company and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The day to day operations of the Company are delegated to its officers, subject to each Fund's investment objective and policies and to general supervision by the Board of Directors.

           The Directors and officers of the Company their ages and positions with the Company, their business addresses and principal occupations during the past five years are:

Name, address and age     Position    Principal Occupation During Past Five Years
---------------------     --------    -------------------------------------------
Robert A. Dowlett*        Director    President, Ridgeway Helms Investment Management, Inc. since
400 Montgomery Street                 1995.  Prior thereto, financial consultant and portfolio
San Francisco, CA 94104               manager with Smith Barney Inc.
Age 31

D. Ian Hopper             Director    Chief Software Architect, Northern Telecom since 1982.
930 East Evelyn Avenue
Sunnyvale, CA 94086
Age 39
Peter B. Oberto           Director    Independent Consultant since 1995; prior thereto
408 Greenbrier Road                   Manager of Compensation, Americas, Hewlett Packard since
Half Moon Bay, CA 94019               1979.
Age 42


                     COMPENSATION OF DISINTERESTED DIRECTORS

Name and Position                     Aggregate Compensation from
                                      The Company****
-----------------                     ----------------------------

D. Ian Hopper, Director               $1400

Peter B. Oberto, Director             $1400



THE ADVISOR

SERVICES OF ADVISER

         Subject to the supervision of the Board of Directors, investment management and related services for each Fund are provided by the Advisor, pursuant to an Investment Advisory Agreement (the "Advisory Agreement") entered into between the Advisor and the Company, on behalf of each Fund.


----------------
* Denotes a Director who is an "interested person" of the Company under the 1940 Act.

** Each of the disinterested directors receives $1000 per year plus $100 for each meeting attended. The company has no pension or retirement plan. No other entity affiliated with the Company pays any compensation to the Directors.

         Under each Advisory Agreement, the Advisor agrees to invest the assets of each Fund in accordance with the investment objective, policies and restrictions of such Fund as set forth in the Fund's and Company's governing documents, including, without limitation, the Company's Article of Incorporation and By-Laws; each Fund's prospectus, statement of additional information, and undertakings; and such other limitations, policies and procedures as the Directors of the Company may impose from time to time in writing to the Advisor. In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Code, and other applicable law.

         Without limiting the generality of the foregoing, the Advisor has agreed to (i) furnish each Fund with advice and recommendations with respect to the investment of the Fund's assets, (ii) effect the purchase and sale of portfolio securities; (iii) manage and oversee the investments of each Fund, subject to the ultimate supervision and direction of the Company's Board of Directors; (iv) vote proxies and take other actions with respect to each Fund's securities; (v) maintain the books and records required to be maintained with respect to the securities in each Fund's portfolio; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund's assets which the Directors or the officers of the Company may reasonably request; and (vi) render to the Company's Board of Directors such periodic and special reports as the Board may reasonably request.

COMPENSATION

            As compensation for the Advisor's services, each Fund pays it an advisory fee at the rate specified in the prospectus. The Adviser's fee is calculated as a percentage of the applicable Fund's average net assets. The fee is accrued daily by the Funds and is paid monthly based on average net assets for the previous month.

         The Advisor has agreed, at its own expense, to maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under each Advisory Agreement. Personnel of the Advisor may serve as officers of the Company provided they do so without compensation from the Company. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Company's Board of Directors may desire and reasonably request. With respect to the operation of each Fund, the Advisor has agreed to be responsible for the expenses of printing and distributing extra copies of the Fund's prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders); and the costs of any special Board of Directors meetings or shareholder meetings convened for the primary benefit of the Advisor.

            Table 1 in Appendix B shows the dollar amount of the fees payable by the Company to the Adviser, the amount of the fee waived by the Adviser and the actual fee received by the Adviser. The data is for the past three fiscal years or shorter period if a Fund has been in operation for a shorter period.

EXPENSE LIMITATIONS

         In addition to the fees payable to the Advisor and ADS, the Company is responsible for its operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Company for the benefit of each Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of each Fund's shareholders and the Company's Board of Directors that are properly payable by a Fund; salaries and expenses of officers and fees and expenses of members of the Company's Board of Directors or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor or Administrator; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of each Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of each Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in each Advisory Agreement.

         The Advisor may agree to waive certain of its fees or reimburse each Fund for certain expenses, in order to limit the expense ratio of the Fund. In that event, subject to approval by the Company's Board of Directors, each Fund may reimburse the Advisor in subsequent years for fees waived and expenses reimbursed, provided the expense ratio before reimbursement is less than the expense limitation in effect at that time.

OWNERSHIP OF ADVISER/AFFILIATIONS

         Robert A. Dowlett owns 100% of, and controls, the Advisor. Mr. Dowlett acts as portfolio manager to the Funds and for private accounts. Through the Advisor's affiliate, Ridgeway Helms Securities Corporation, he also provides brokerage services for individuals and institutions. Mr. Dowlett is the only directors or officer of the Company that is employed by the Adviser or its affiliate, Ridgeway Helms Securities Corporation.

OTHER PROVISIONS OF ADVISER'S AGREEMENT

         Under each Advisory Agreement, the Advisor will not be liable to the Company or a Fund or any shareholder for any act or omission in the course of, or connected with, rendering services or for any loss sustained by the Company except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties under the Agreement.

         Each Advisory Agreement will initially remain in effect for a period not to exceed two years. Thereafter, if not terminated, each Advisory Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Directors or by vote of a majority of the outstanding voting securities of each Fund.

         Each Advisory Agreement is terminable by vote of the Board of Directors or by the holders of a majority of the outstanding voting securities of a Fund at any time without penalty, on 60 days written notice to the Advisor. Each Advisory Agreement also may be terminated by the Advisor on 60 days written notice to the Company. Each Advisory Agreement terminates automatically upon its assignment (as defined in the 1940 Act).

DISTRIBUTOR

DISTRIBUTOR; SERVICES AND COMPENSATION OF DISTRIBUTOR

            Ridgeway Helms Securities Corporation ("the Distributor"), 400 Montgomery Street, San Francisco, California 94104. The Distributor is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. The Advisor and the Distributor are each controlled by Robert A. Dowlett.

            Under its agreement with the Company, the Distributor acts as the agent of the Company in connection with the offering of shares of the Funds. the Distributor continually distributes shares of the Funds on a best efforts basis. the Distributor has no obligation to sell any specific quantity of Fund shares.

            The Distributor receives no compensation for its distribution services. Shares are sold with no sales commission; accordingly, the Distributor receives no sales commissions. The Distributor may enter into arrangements with various financial institutions through which investors may purchase or redeem shares. The Distributor may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of shares of the Funds.

OTHER PROVISIONS OF DISTRIBUTOR'S AGREEMENT

            The Distribution agreement must be approved at least annually by the Board or by vote of the shareholders, and in either case by a majority of the Directors who are not parties to the agreement or interested persons of any such party. The Distributor `s agreement is terminable without penalty by the Company with respect to a Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, or by the Distributor on 60 days' written notice to the Company.

            Under its agreement, the Distributor is not liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement. Under its agreement, the Distributor and certain related parties (such as the Distributor's officers and persons that control the Distributor) are indemnified by the Company against any and all claims and expenses in any way related to the Distributor's actions (or failures to act) that are consistent with the Distributor `s contractual standard of care. This means that as long as the Distributor satisfies its contractual duties, the Company is responsible for the costs of: (1) defending the Distributor against claims that the Distributor breached a duty it owed to the Company; and (2) paying judgments against the Distributor.

THE ADMINISTRATOR

         As administrator of the Funds, American Data Services, Inc. ("ADS") has agreed to be responsible for providing such services as the Directors may reasonably request, including but not limited to (i) maintaining the Company's books and records (other than financial or accounting books and records maintained by any custodian, transfer agent or accounting services agent); (ii) overseeing the Company's insurance relationships; (iii) preparing for the Company (or assisting counsel and/or auditors in the preparation of) all required tax returns, proxy statements and reports to the Company's shareholders and Directors and reports to and other filings with the Commission and any other governmental agency (the Company agreeing to supply or cause to be supplied to ADS all necessary financial and other information in connection with the foregoing); (iv) preparing such applications and reports as may be necessary to permit the offer and sale of the shares of the Company under the securities or "blue sky" laws of the various states selected by the Company (the Company agreeing to pay all filing fees or other similar fees in connection therewith);
(v) responding to all inquiries or other communications of shareholders, if any, which are directed to the Administrator, or if any such inquiry or communication is more properly to be responded to by the Company's custodian, transfer agent or accounting services agent, overseeing their response thereto; (vi) overseeing all relationships between the Company and any custodian(s), transfer agent(s) and accounting services agent(s), including the negotiation of agreements and the supervision of the performance of such agreements; and (vii) authorizing and directing any of ADS's directors, officers and employees who may be elected as Directors or officers of the Company to serve in the capacities in which they are elected. All services to be furnished by ADS under this Agreement may be furnished through the medium of any such directors, officers or employees of ADS.

            In addition to these administrative services, ADS also provides fund accounting and transfer agency services for each Fund. For the services rendered to the Fund by ADS, each Fund pays ADS monthly an annualized fee of 0.35% of the average daily net assets of each Fund. Each Fund also pays ADS for any out-of-pocket expenses. Table 2 in Appendix B shows the dollar amount of the fees payable by the Company to ADS, the amount of the fee waived by ADS and the actual fee received by ADS. The data is for the past three fiscal years or shorter period if a Fund has been in operation for a shorter period.

FUND ACCOUNTANT

            As fund accountant, pursuant to an agreement with the Company, ADS provides fund accounting services to each Fund. These services include calculating the NAV per share of each Fund (and class) and preparing the Funds' financial statements and tax returns. ADS's fees for these services are included in the fees paid under its Administrative Services agreements with the Company; ADS is entitled, however, to reimbursement for its out-of-pocket expenses and compensation for certain reports that it may from time to time prepare for the Company.

            ADS's agreement is terminable without penalty by the Company or by ADS with respect to a Fund on 90 days' written notice. Under the agreement, ADS is not liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to a Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement. In addition, ADS is not liable for any damages, expenses or losses incurred by reason of information furnished to ADS by the Fund or its authorized agents.

TRANSFER AGENT

            As transfer agent and dividend disbursing agent, pursuant to an agreement with the Company, ADS maintains an account for each shareholder of record of a Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. ADS is registered as a transfer agent with the SEC. ADS's account maintenance fees are included in the fees paid under its Administrative Services agreements with the Company. Under its Transfer Agency and Services agreement with the Company, ADS receives certain transaction fees and charges for certain additional services rendered to the Fund. ADS is also entitled to reimbursement for its out-of-pocket expenses and compensation for certain reports that it may from time to time prepare for the Company.

            The agreement between the Company and ADS is terminable without penalty by the Company or by ADS with respect to a Fund on 90 days' written notice. Under the agreement, ADS is not liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to a Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

CUSTODIAN

            As custodian, pursuant to an agreement with the Company, Union Bank of California, 475 Sansome Street, San Francisco, California 94111, safeguards and controls the Funds' cash and securities, determines income and collects interest on Fund investments. The Custodian may employ foreign subcustodians to provide custody of a Fund's foreign assets.

LEGAL COUNSEL

            Legal matters in connection with the issuance of shares of the Company are passed upon by Spitzer & Feldman LLC . by Spitzer & Feldman LLC has relied upon the opinion of Venable Baetjer and Howard LLP, for matters relating to Maryland law.

INDEPENDENT AUDITORS

            [NAME OF AUDITORS], independent auditors, have been selected as auditors for each Fund. The auditors audit the annual financial statements of the Funds and provide the Funds with an audit opinion. The auditors also review certain regulatory filings of the Funds and the Funds' tax returns.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

HOW SECURITIES ARE PURCHASED AND SOLD

         Each Advisory Agreement states that the Advisor shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Advisor shall not direct orders to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer by the Company's Board of Directors. The Advisor's primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of each Fund on a continuing basis. The price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

         Subject to such policies as the Advisor and the Board of Directors of the Company may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by an Advisory Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a Fund. The Advisor is further authorized to allocate the orders placed by it on behalf of a Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Company, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Board of Directors of the Company, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The Advisor is also authorized to consider sales of shares of a Fund as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, i.e., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

         On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Advisor, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to a Fund and to such other clients.

COMMISSIONS PAID

            Table 3 in Appendix B shows the aggregate brokerage commissions with respect to each Fund. The data presented are for the past three fiscal years or a shorter period if the Fund has been in operation for a shorter period, except as otherwise noted. The table also indicates the reason for any material change in the last two years in the amount of brokerage commissions paid by a Fund.

SECURITIES OF REGULAR BROKER-DEALERS

From time to time a Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers means the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year. Following is a list of the regular brokers and dealers of each Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Funds' holdings of those securities as of the Funds' most recent fiscal year.

Name of Fund               Regular Broker Or Dealer     Value Of Securities Held
------------               ------------------------     ------------------------

Growth Fund                  Knight/Trimark Group               $365,813

Growth & Income Fund         Knight/Trimark Group               $243,875



                                 NET ASSET VALUE

         The net asset value of each Fund's shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the "NYSE") (currently 4:00 p.m. Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

         The net asset value per share is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

         Generally, each Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor pursuant to procedures approved by or under the direction of the Board.

         Each Fund's securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities traded in the over-the-counter market are valued at the mean between the last available bid and asked price prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

         Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to each Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

         An option that is written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. If an options exchange closes after the time at which a Fund's net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

         All other assets of a Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

                                    TAXATION

         Each Fund intends to qualify to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses), and meet certain diversification of assets, source of income, and other requirements of the Code. By meeting these requirements, a Fund generally will not be subject to Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends and distributed to shareholders. If a Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions will be taxed to shareholders as ordinary income. In determining the amount of capital gains to be distributed, any capital loss carryover from prior years will be applied against capital gains to reduce the amount of distributions paid. In addition, any losses incurred in the taxable year subsequent to October 31 will be deferred to the next taxable year and used to reduce distributions in the subsequent year.

         In order to qualify for treatment as a RIC, a Fund must distribute annually to shareholders at least 90% of its investment company taxable income and must meet several additional requirements. Among these requirements are, in general, the following: (1) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

         Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions may be eligible for the dividends-received deduction available to corporations. To the extent dividends received by a Fund are attributable to foreign corporations, a corporation that owns shares in a Fund will not be entitled to the dividends received deduction with respect to its pro rata portion of such dividends, since the dividends-received deduction is generally available only with respect to dividends paid by domestic corporations. In addition, the dividends-received deduction will be disallowed for shareholders who do not hold their shares in a Fund for at least 45 days during the 90 day period beginning 45 days before a share in the Fund becomes ex dividend with respect to such dividend.

         Distributions of net capital gains, if any, designated by a Fund as capital gain dividends are taxable to shareholders as long-term or mid-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. All distributions are taxable to the shareholder whether reinvested in additional shares or received in cash Shareholders will be notified annually as to the Federal tax status of distributions.

         Investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distributions reduce the net asset value below a stockholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. The price of shares purchased at that time includes the amount of the forthcoming distribution.

         Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be long-term, mid-term, or short-term, generally depending upon the shareholder's holding period for the shares. Noncorporate shareholders are subject to tax at a minimum rate of 28% on capital gains resulting from the disposition of shares held for more than 12 months but not more than 18 months, and at a maximum rate of 20% on capital gains from the disposition of shares held for more than 18 months, (10% if the taxpayer is, and would be after accounting for such gains, subject to the 15% tax bracket for ordinary income). However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallow loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

         Certain of the options, futures, contracts, and forward foreign currency exchange contracts in which a Fund may invest are so-called "section 1256 contracts". With certain exceptions, realized gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should consult their own tax advisers in this regard.

         Generally, the hedging transactions undertaken by a Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to stockholders.

         A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

         Income received by a Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country.

         Generally, a credit for foreign taxes is available but is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if Fund qualifies as a regulated investment company, the source of the Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payable, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit) including foreign source passive income of a Fund. The foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income.

         Each Fund is required to report to the Internal Revenue Service ("IRS") all distributions to shareholders except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Fund or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions whether reinvest in addition shares or taken in cash, will be reduced by the amounts required to be withheld.

         The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by a Fund also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of a Fund, including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).



                             PERFORMANCE INFORMATION

PERFORMANCE CALCULATIONS

TOTAL RETURN
         Average annual total return quotations used in each Fund's advertising and promotional materials are calculated according to the following formula:
                 n
         P(1 + T) = ERV

where "P" equals a hypothetical initial payment of $1000; "T" equals average annual total return; "n" equals the number of years; and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

YIELD

         Annualized yield quotations used in each Fund's advertising and promotional materials are calculated by dividing the Fund's investment income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:
                             6
         YIELD = 2 [(a-b + 1) - 1]
                    ----
                     cd

where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, net of reimbursements; "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends and "d" equals the maximum offering price per share on the last day of the period.

         Except as noted below, in determining net investment income earned during the period ("a" in the above formula), each Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by a Fund, net investment income is then determined by totaling all such interest earned.

         For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.


PERFORMANCE DATA IN ADVERTISING AND PROMOTIONAL MATERIALS

         A Fund may quote performance in various ways. All performance information supplied in advertising, sales literature, shareholder reports or other materials is historical and is not intended to indicate future returns. Performance data of a Fund quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in a Fund will fluctuate in response to market conditions and other factors. An investor's redemption proceeds may be more or less than the original investment amount.
         A Fund may compare any of its performance information with:

-- Data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., IBC/Donoghue, Inc., CDA/Wiesenberger or other companies that track the investment performance of investment companies ("Fund Tracking Companies").

--   The performance of other mutual funds.

-- The performance of recognized stock, bond and other indices, including but not limited to the Standard & Poor's 500(R)Index, the Russell 2000(R) Index, the Russell Midcap(TM) Index, the Russell 1000(R) Value Index, the Russell 2500(R) Index, the Morgan Stanley - Europe, Australian and Far East Index, the Dow Jones Industrial Average, the Salomon Brothers Bond Index, the Shearson Lehman Bond Index, U.S.

-- Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce.

Performance information may be presented numerically or in a table, graph, or similar illustration.

            Indices are not used in the management of a Fund but rather are standards by which the Fund's Adviser and shareholders may compare the performance of the Fund to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund.

            A Fund may refer to: (1) general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"); (2) mutual fund performance rankings and other data published by Fund Tracking Companies; and (3) material and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

           A listing of certain performance data as of June 30, 1999, is contained in Appendix C -- Performance Data.

OTHER INFORMATION

            A Fund may also include various information in its advertising, sales literature, shareholder reports or other materials including, but not limited to: (1) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity; (2) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents;
(3)information (including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quarterly or daily); (4) information relating to inflation and its effects on the dollar; (for example, after ten years the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465and $12,100, respectively, if the annual rates of inflation were 4%, 5%, 6% and7%, respectively); (5) information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar-cost averaging; (6) biographical descriptions of the Fund's portfolio managers and the portfolio management staff of the Fund's investment adviser, summaries of the views of the portfolio managers with respect to the financial markets, or descriptions of the nature of the Adviser's and its staff's management techniques; (7) the results of a hypothetical investment in the Fund over a given number of years, including the amount that the investment would be at the end of the period; (8) the effects of earning Federally and, if applicable, state tax-exempt income from the Fund or investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan; (9) the net asset value, net assets or number of shareholders of the Fund as of one or more dates; and (10) a comparison of the Fund's operations to the operations of other funds or similar investment products, such as a comparison of the nature and scope of regulation of the products and the products' weighted average maturity, liquidity, investment policies, and the manner of calculating and reporting performance.

            As an example of compounding, $1,000 compounded annually at 9.00% will grow to $1,090 at the end of the first year (an increase in $90) and $1,118 at the end of the second year (an increase in $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9.00% will grow to $2,367 at the end of ten years and $5,604 at the end of 20 years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. These examples are for illustrative purposes only and are not indicative of a Fund's performance.

            A Fund may advertise information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar cost averaging. In a dollar-cost averaging program, an investor invests a fixed dollar amount in a Fund at period intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not insure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in a Fund the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:

Period          Systematic      Share Price            Shares Purchased
                Investment
-----------------------------------------------------------------------
  1                $100           $10.00                  10.00

  2                $100            12.00                   8.33

  3                $100            15.00                   6.67

  4                $100            20.00                   5.00

  5                $100            18.00                   5.56

  6                $100            16.00                   6.25


Total                     Average             Total
Invested           $600   Price   $15.17      Shares      41.81

            In connection with its advertisements, a Fund may provide "shareholder's letters" which serve to provide shareholders or investors an introduction into the Fund's, the Company's or any of the Company's service provider's policies or business practices. For instance, advertisements may provide for a message from the Adviser that it has for more than twenty-five years been committed to quality products and outstanding service to assist its customers in meeting their financial goals and setting forth the reasons that the Adviser believes that it has been successful as a portfolio manager.


                               GENERAL INFORMATION

COMPANY  HISTORY

         The Company was incorporated under the laws of the State of Maryland on February 20, 1998. The Ridgeway Helms Millennium Fund, the predecessor fund to the Growth Fund, was originally a series of the Advisers Series Trust (organized as a Delaware business trust on October 3, 1996). Such Fund was reorganized as a series of the Company on June 15, 1998, upon the approval of the majority of the then-current shareholders of such Fund. The Articles of Incorporation permit the Company to issue its shares of common stock in any number of series. Currently, the Growth Fund and the Growth & Income Fund are the only series of the Company. The Board of Directors may, from time to time, issue other series, the assets and liabilities of which will be separate and distinct from any other series.

COMMON STOCK

         The Company's Articles of Incorporation permit the Directors to issue full and fractional shares of common stock into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in each Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Fund's liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

         Shares issued by each Fund have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by a Fund and to the net assets of the Fund upon liquidation or dissolution. Each Fund, as a separate series of the Company, votes separately on matters affecting only the Fund (e.g., approval of the Investment Advisory Agreement); all series of the Company vote as a single class on matters affecting all series jointly or the Company as a whole (e.g., election or removal of Directors). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Directors can, if they so choose, elect all of the Directors. While the Company is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Directors in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Company for the purpose of removing Directors.

         The By-Laws require the issuance of stock certificates, upon request from a shareholder. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

         If they deem it advisable and in the best interest of shareholders, the Board of Directors may create additional series of shares. The Board of Directors has currently created two series of shares and may create additional series in the future, which have separate assets and liabilities. Income and operating expenses not specifically attributable to a particular Fund are be allocated fairly among the Funds by the Directors, generally on the basis of the relative net assets of each Fund.

         Rule 18f-2 under the Investment Company Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Directors or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

                                 FUND OWNERSHIP

            As of August 15, 1999, the percentage of shares owned by all officers and Directors of the Company as a group was as follows. To the extent officers and Directors own less than 1% of the shares of each class of shares of a Fund (or of the Company), the table reflects "N/A" for not applicable.

       FUND                                    PERCENTAGE OF SHARES OWNED

Millennium Growth Fund                                4.34%

Millennium Growth & Income Fund                      14.01%

            Also as of that date, certain shareholders of record owned 5% or more of a class of shares of a Fund. These shareholders and any shareholder known by a Fund to own beneficially 5% or more of a class of shares of a Fund are listed in Table 4 in Appendix B.

            From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of August 15, 1999, the following persons beneficially owned 25% or more of the shares of a Fund (or of the Company) and may be deemed to control the Fund (or the Company). For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company's parents are listed.

FUND (OR COMPANY)                    SHAREHOLDER          PERCENTAGE OF
                                                           SHARES OWNED

Millennium Growth Fund                   None

Millennium Growth & Income Fund          None


                              FINANCIAL STATEMENTS

         Shareholders will receive reports semi-annually showing the investments of each Fund and other financial information. In addition, shareholders will receive annual financial statements audited by the Fund's independent auditors. The Semi-Annual Report to Shareholders dated December 31, 1997 for the Ridgeway Helms Millennium Fund is incorporated herein by reference. Shareholder Reports are available upon request at no charge.

               The financial statements of the Funds for the year ended June 30, 1999, included in the Annual Report to shareholders of the Company are incorporated herein by reference. These financial statements only include the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes and independent auditors' report.

                                   APPENDIX A

                           DESCRIPTION OF DEBT RATINGS

MOODY'S INVESTORS SERVICE, INC.: CORPORATE BOND RATINGS

         Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa---Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         Moody's applies numerical modifiers "1", "2" and "3" to both the Aaa and Aa rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

         A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

STANDARD & POOR'S CORPORATION: CORPORATE BOND RATINGS

         AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

         A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

COMMERCIAL PAPER RATINGS

         Moody's commercial paper ratings are assessments of the issuer's ability to repay punctually promissory obligations. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

         Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated "A-1" which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation "A-3" have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

                                   APPENDIX B

                              MISCELLANEOUS TABLES


TABLE 1 - INVESTMENT ADVISORY FEES

The following table shows the dollar amount of fees payable to the Adviser with respect to each Fund, the amount of fee that was waived by the Adviser, if any, and the actual fee received by the Adviser.

                                    Advisory Fee   Amount of Fund   Advisory Fee
                                       Payable     Expenses         Retained
                                                   Reimbursed
--------------------------------------------------------------------------------
Millennium Growth Fund

     Year Ended June 30, 1999         $ 61,253     $129,715           ($68,462)

     Period Ended June 30, 1998       $ 64,806     $ 70,509           ($ 5,703)

Millennium Growth & Income
Fund

     Year Ended June 30, 1999         $ 72,146     $ 60,726           $ 11,420

     Period Ended June 30, 1998       $      2     $    131           ($   129)



TABLE 2 - ADMINISTRATION TRANSFER AGENCY AND FUND ACCOUNTING FEES

The following table shows the dollar amount of fees payable to ADS for its administration, transfer agency and fund accounting services provided to each Fund, the amount of fee that was waived by ADS, if any, and the actual fee received by ADS.

                                Administration Fee   Administration  Administra-
                                      Payable        Fee Waived      tion Fee
                                                                     Retained
--------------------------------------------------------------------------------
Millennium Growth Fund

     Year Ended June 30, 1999        $26,287            $0           $26,287

     Period Ended June 30, 1998      $28,654            $0           $28,654

Millennium Growth & Income
Fund

     Year Ended June 30, 1999        $25,502            $0           $25,502

     Period Ended June 30, 1998           $1            $0             $1

TABLE 3 - BROKERAGE COMMISSIONS

The following table shows the aggregate brokerage commissions with respect to each Fund that incurred brokerage costs. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

                                                    AGGREGATE COMMISSION PAID
                                                    -------------------------

MILLENNIUM GROWTH FUND

Year Ended June 30, 1999                                      $20,765

Period Ended June 30, 1998                                     $3,886

MILLENNIUM GROWTH & INCOME FUND

Year Ended June 30, 1999                                      $17,392

Period Ended June 30, 1998                                       $0



TABLE 4 - 5% SHAREHOLDERS

The following table lists (1) the persons who owned of record 5% or more of the outstanding shares of a class of shares of a Fund and (2) any person known by a Fund to own beneficially 5% or more of a class of shares of a Fund, as of February 1, 1999.

Fund                         Name and Address           Number        Percentage
                                                        of Shares      of Fund
--------------------------------------------------------------------------------
MILLENNIUM GROWTH FUND

                             Hines                      62,157.2050      11.364%

                             Charles Schwab & Co.
                             f/b/o various customers
                             101 Montgomery Street
                             San Francisco, CA  94104
                                                        43,494.7080       7.952%

MILLENNIUM GROWTH &
INCOME FUND

                            Bear Stearns f/b/o
                            Esther F. Nagao IRA
                            1 Metrotech Center North
                            Brooklyn, NY 11201
                                                       115,421.8050      17.651%

                            Bear Stearns f/b/o David
                             Hopper                     34,902.6210       5.337%

                            Bear Stearns f/b/o
                             Middlemist                 86,530.9320      13.233%

                            Bear Stearns f/b/o
                             Mortarotti                 49,647.5660      13.233%

                            Bear Stearns f/b/o
                             Mortarotti                 94,180.0250      14.402%

                            Bear Stearns f/b/o
                             Esther Nagao              141,511.9890      21.640%

                             Bear Stearns f/b/o Peter
                             B. Oberto                  43,557.5830       6.661%

                                   APPENDIX C

                                PERFORMANCE DATA

TABLE 1 - TOTAL RETURNS

The average annual total return of each Fund for the period ended June 30, 1999, was as follows.

FUND                  ONE MONTH(1)   THREE        YEAR TO    ONE YEAR(2)  THREE      FIVE         LIFE OF
                                     MONTHS(1)    DATE(1)                 YEARS      YEARS       THE FUND(2)
------------------------------------------------------------------------------------------------------------

MILLENNIUM GROWTH
FUND                    10.88%        1.55%        19.17%       65.99%        N/A        N/A       40.89%(3)

MILLENNIUM GROWTH
& INCOME FUND           7.63%        (3.08%)       11.44%       40.79%        N/A        N/A       40.27%(4)


(1)  Not annualized.

(2) Annualized.

(3) The Millennium Growth Fund commenced operations on July 16, 1997.

(4) The Millennium Growth & Income Fund commenced operations on June 17, 1998.

                                     PART C
                                OTHER INFORMATION

ITEM 23.  EXHIBITS.

(a) Articles of Incorporation (see Note 1); Articles of Amendment and Restatement (see Note 2).

(b)  By-laws of the Company (see note 1); Amended and Restated By-Laws (see note
     2)

(c)  Not Applicable.

(d)  Form of Investment Advisory Agreement (see Note 1).

(e) Distribution Agreement between Registrant And Ridgeway Helms Securities Corporation (see Note 1).

(f)  Not Applicable.

(g)  Form of Custody Agreement (see Note 1).

(h)(1) Administrative Services Agreement (see Note 2).
   (2) Transfer Agency  Agreement (see Note 2).
   (3) Fund Accounting Service Agreement (see Note 2).

(i) Opinion of Spitzer & Feldman P.C. and Venable, Baetjer and Howard, LLP (Maryland counsel) as to the legality of the securities being registered (see Note 2).

(j)  Consent of Spitzer & Feldman P.C. filed herewith.

(k)  Not Applicable.

(l)  Not Applicable.

(m)  Not Applicable.

(n)  Financial Data Schedules filed herewith.

(o)  Not Applicable

NOTES TO ITEM 23:

     (1) Exhibit incorporated by reference as filed with the Securities and Exchange Commission as an Exhibit to the Registrant's Registration Statement on April 3, 1998(Reg. No. 333-49347)("Initial Registration").

     (2) Exhibit incorporated by reference as filed in Pre-Effective Amendment No. 1 to Initial Registration on June 10, 1998.



ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

         None.

ITEM 25.  INDEMNIFICATION.

     (a) In accordance with Section 2-418 of the General Corporation Law of the State of Maryland, Article NINTH of the Registrant's Articles of Incorporation provides as follows:

     "NINTH:(1) The Corporation shall indemnify (i) its currently acting and former directors and officers, whether serving the Corporation or at its request any other entity, to the fullest extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the fullest extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

                  (2) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the Investment Company Act of 1940, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal."

             (b) In the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify and hold harmless any person who controls Ridgeway Helms Securities Corporation within the meaning of the Securities Act of 1933, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS.

            The description of Millennium Capital Management, Inc. Under the Caption "Management - The Adviser" and "Management - The Advisor" in the Prospectus and Statement of additional Information, constituting certain of Parts A and B, respectively, of this Registration Statement, are incorporated by reference herein.

          The address of Millennium Capital Advisors, Inc., is 400 Montgomery Street, San Francisco, California 94104. The following are the directors and officers of Millennium Capital Advisors, Inc., including any business connections of a substantial nature that they have had in the past two years. Unless other indicated, the address of any other business connection is also 400 Montgomery Street, San Francisco, California 94104.


Name                   Title                         Business Connection

Robert A. Dowlett      President and CEO and         Millennium Capital Advisors, Inc.
                       Director  President & CEO     Ridgeway Helms Securities Corporation



ITEM 27.  PRINCIPAL UNDERWRITERS.

          (a) The principal underwriter of the Company's shares, Ridgeway Helms Securities Corporation, does not currently act as a principal underwriter, depositor or investment adviser for any other investment company.

          (b) The following table contains information with respect to each director, officer or partner of Ridgeway Helms Securities
                  Corporation:


Name and Principal         Positions and Offices     Positions and Offices
 Business Address            With Underwriter           With Registrant
 ----------------            ----------------           ---------------

Robert A. Dowlett             President & CEO       Director, President & CEO
Ridgeway Helms
 Securities
 Corporation
400 Montgomery Street
San Francisco, CA 94104


            (c)        Not Applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

          The accounts and records of the Company required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder are located, in whole or in part, at the office of the Investment Advisor and the Company at 400 Montgomery Street, San Francisco, California 94104; except transfer agency records which are maintained at the offices of the Administrator: American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788 and custodial records which are maintained at the offices of the Custodian, Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202.

ITEM 29.  MANAGEMENT SERVICES.

         Not Applicable

ITEM 30.  UNDERTAKINGS.

         None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the registrant has duly caused this post-effective amendment to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco and State of California, on the 24th day of August, 1999.


                                           MILLENNIUM RHIM FUNDS, INC.


                                           By: /s/ Robert A. Dowlett
                                               ---------------------
                                              Robert A. Dowlett, President



         Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.



/s/Robert A. Dowlett                                         8/24/99
--------------------
Robert A. Dowlett        Director,
                         Chairman of the
                         Board and Chief Executive
                         Officer and Chief Financial
                         Officer

/s/ D. Ian Hopper                                            8/24/99
-----------------
D. Ian Hopper            Director



/s/ Peter B. Oberto                                          8/24/99
-------------------
Peter B. Oberto          Director

     The above persons signing as Director are all of the members of the Company's Board of Directors.

                                  EXHIBIT INDEX


 EXHIBIT                                                                    PAGE

       J Consent of Spitzer & Feldman P.C.

       N Financial Data Schedules